Vanguard Wellington™ Fund Summary Prospectus

March 26, 2010

Investor Shares for Participants

Vanguard Wellington Fund Investor Shares (VWELX)

The Fund’s statutory Prospectus and Statement of Additional Information dated March 26, 2010, and financial highlights information from the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-523-1188 or by sending an e-mail request to online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide long-term capital appreciation and reasonable current income.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.31%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.34%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$35	$109	$191	$431

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Primary Investment Strategies

The Fund invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend-paying common stocks of established, medium-size and large companies. In choosing these companies, the advisor seeks those that appear to be undervalued but have prospects for improvement. These stocks are commonly referred to as value stocks. The remaining 30% to 40% of the Fund’s assets are invested mainly in fixed income securities that the advisor believes will generate a reasonable level of current income. These securities include investment-grade corporate bonds, with some exposure to U.S. Treasury and government agency bonds, and mortgage-backed securities.

Primary Risks

The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or to different degrees, the Fund’s bond and short-term investment holdings may counteract some of the volatility experienced by the Fund’s stock holdings.

• With approximately 60% to 70% of its assets allocated to stocks, the Fund is proportionately subject to stock risks: stock market risk, which is the chance that stock prices overall will decline; and investment style risk, which is the chance that returns from mid- and large-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

• With approximately 30% to 40% of its assets allocated to bonds, the Fund is proportionately subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the Fund’s income will decline because of falling interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay)

securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

• The Fund is also subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index and a composite stock/bond index. The Wellington Composite Index is weighted 65% in stocks and 35% in bonds. For stocks: the S&P 500 Index, a widely used barometer of U.S. stock market performance which is dominated by large-capitalization companies. For bonds: the Lehman Brothers U.S. Long Credit A or Better Index through February 29, 2000; and the Barclays Capital U.S. Credit A or Better Bond Index thereafter. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns—Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 13.12% (quarter ended June 30, 2009), and the lowest return for a quarter was –11.04% (quarter ended September 30, 2002).

Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Vanguard Wellington Fund Investor Shares	22.20%	4.79%	6.15%
Comparative Indexes
(reflect no deduction for fees or expenses)
Standard & Poor’s 500 Index	26.46%	0.42%	–0.95%
Wellington Composite Index	21.30	2.06	1.89

Investment Advisor
Wellington Management Company, LLP

Portfolio Managers

Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has managed the stock portion of the Fund since 2002.

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management. He has managed the bond portion of the Fund since 2006.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Financial Intermediary Compensation

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

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Vanguard Wellington Fund Investor Shares—Fund Number 21

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